                                                            Exhibit 10.18.3



                                                 March 5, 1998


The News Corporation Limited
New York, New York

Globo Comunicacoes e Participacoes, S.A.
Rio de Janeiro, Brazil

Grupo Televisa, S.A.
Mexico City, Mexico

PanAmSat International Systems, Inc.
Greenwich, Connecticut

Gentlemen:

          Reference is made to that certain letter agreement dated February 29, 1996, as amended, by and among the entities recipients to this letter (also referred to herein as the "parties") identified above (the "Letter Agreement").

          In that connection, the parties acknowledge and, to the extent that it may be required, consent to the following:

          (1) PanAmSat International Systems, Inc., formerly known as PanAmSat Corporation ("PanAmSat") and NetSat Servicos Ltda. (an entity that is owned by The News Corporation Limited ("News"), Globo Comunicacoes e Participacoes, S.A. ("Globo"), and Tele-Communications International Inc. ("TINTA")) are about to enter into a "Second Amended and Restated Transponder Purchase and Sale Agreement," substantially in the form that has been reviewed by the parties or their representatives (the "Brazil Agreement");

          (2) PanAmSat and Sky Multi-Country Partners, previously referenced as Multi-Country Partners GP (an entity that is owned by News, Globo, TINTA, and Grupo Televisa, S. A. ("Televisa")), are about to enter into a "Transponder Service Agreement," substantially in the form that has been reviewed by the parties or their representatives (the "Multi-Country Agreement");

          (3) The parties understand and agree that the combination of the Brazil Agreement and the Multi-Country Agreement (together the "PAS-6 Agreements"), supersedes the Letter Agreement as to PAS-3 and PAS-6 and the rights and obligations of the parties to the Letter Agreement relative thereto, but that the rights and obligations of the parties to the Letter Agreement relative to PAS-5, except as expressly set forth below, are unaffected and remain binding.

          (4) The parties acknowledge and agree that the negotiation of the PAS-6 Agreements has responded to special circumstances regarding power constraints that have appeared on PAS-6 that are not relevant to PAS-5 and that it is neither anticipated nor required that the rights and obligations of the parties vis-a-vis PAS-5 will reflect the PAS-6 Agreements.

     This letter may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute but one and the same instrument.

     Please indicate your agreement of the foregoing by signing in the appropriate place indicated below.


Notarized:                          THE NEWS CORPORATION
                                     LIMITED



                                  By:
                                  Its







Notarized:                          GLOBO COMUNICACOES E
                                     PARTICIPACOES, S.A.



                                  By:
                                  Its

Notarized:                          GRUPO TELEVISA, S.A.



                                  By:
                                  Its


                                             and



                                  By:
                                  Its


                                             and



                                  By:
                                  Its






Notarized:                          PANAMSAT INTERNATIONAL
                                     SYSTEMS, INC.



                                  By:
                                  Its